UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 26, 2001

VAIL BANKS, INC.
(Exact name of registrant as specified in its charter)

Commission File No:           000-25081

Colorado	84-1250561
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

108 S. Frontage Road West, Suite 101
Vail, Colorado  81657
(Address of principal executive offices)

(970)-476-2002
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 5.     Other Events

        On February 26, 2001 the Registrant issued a Press Release, attached hereto as Exhibit 99 announcing the completion of a Trust Preferred offering and the initiation of stock repurchase program.

Item 7.     Financial Statements and Exhibits

(c)     Exhibits:

99     News Release dated February 26, 2001

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VAIL BANKS, INC.
(Registrant)
BY: Lisa M. Dillon Lisa M. Dillon President
Dated: February 26, 2001